Other Operating Income (Loss), net	9 Months Ended
Sep. 30, 2020
Other Operating Income (Loss), net
Other Operating Income (Loss), net

8. Other Operating Income (Loss), net

Other operating loss, net for the nine months ended September 30, 2020, primarily consisted of government subsidies received by the Group, compensation payment of US$1.6 million to victims of alleged misconducts of certain third-party advertisers perpetrated on the Group's platform that the Group deposited to an escrow account controlled by a local authority conducting investigation on the advertisers and contingent liabilities for intellectual property infringement and unfair competition lawsuits during operations. Other operating income, net for the nine months ended September 30, 2019, primarily consisted of government subsidies received by the Group and contingent liabilities for intellectual property infringement lawsuit during operations.